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                                                                   EXHIBIT 10.93

                         EQUIPMENT PURCHASE AGREEMENT
                         ----------------------------

          THIS EQUIPMENT PURCHASE AGREEMENT is made and effective as of the fifth day of October, 2000, by and between TARRANT MEXICO, S. de R.L. de C.V., a limited liability company formed under the laws of the Republic of Mexico ("Seller"), and TEX TRANSAS, S.A. de C.V., a corporation formed under the laws of the Republic of Mexico ("Buyer"), with respect to the following facts:

          A. Seller is the owner of certain equipment and other tangible, personal property used in connection with the production of twill and denim fabric and certain cotton, work in process and twill and denim fabric.

          B. Seller desires to sell to Buyer, and Buyer desires to purchase from Seller, such equipment and inventory on the terms and conditions set forth in this Agreement.

          C. Seller has advanced to Buyer from time to time an aggregate of U.S. $12,469,624.

          D. Seller and Buyer each desires to provide for the repayment of such advances on the terms and conditions set forth in this Agreement.

          ACCORDINGLY, subject to the terms and conditions of this Agreement, and on the basis of the premises, representations, warranties and agreements contained herein, the parties hereto agree as follows:

     1.   Sale of Equipment.
          -----------------

          (a) Seller hereby grants, bargains, sells and conveys to Buyer, and Buyer hereby purchases from Seller, the equipment and other tangible, personal property described on Exhibit A hereto (the "Equipment").
                      ---------

          (b) In consideration for the Equipment, Buyer shall pay Seller the amount of $33,820,279 (the "Equipment Purchase Price").

     2.   Sale of Inventory.
          -----------------

          (a) Seller hereby grants, bargains, sells and conveys to Buyer, and Buyer hereby purchases from Seller, the cotton, work in process and twill and denim fabric described on Exhibit B hereto (the "Inventory").
                          ---------

          (b) In consideration for the Inventory, Buyer shall pay Seller the amount of $1,412,225 (the "Inventory Purchase Price"). The Equipment Purchase Price and the Inventory Purchase Price are referred to herein collectively as the "Purchase Price."

     3.   Promissory Note.  Simultaneously with the execution and delivery of
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this Agreement, Buyer has satisfied the Purchase Price in full by executing in favor of Seller in the amount of the Purchase Price a secured promissory note (the "Secured Promissory Note") which is attached as Exhibit C. The Secured
                                                     ---------
Promissory Note represents the Purchase Price together with U.S. $12,469,624 of funds previously advanced by Seller to Buyer.

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     4.  Title to the Equipment and the Inventory shall pass to Buyer on the date entered on the Bill of Sale attached as Exhibit D.
                                             ---------

     5.  No Warranty.  Seller makes no representation or warranty, either
         ------------
express or implied, as to the fitness, quality, design, condition, capacity, suitability, merchantability or performance of the Equipment or the Inventory or the material or workmanship thereof. The Equipment and the Inventory are being sold "AS IS," and all such risks, as between Seller and Buyer, are to be borne by Buyer at its sole risk and expense. Buyer hereby acknowledges that it has had the opportunity to inspect the Equipment and the Inventory and that the Equipment and the Inventory are in good condition and are fit for Buyer's intended purposes.

     6.  Relationship of the Parties.  The relationship between the parties
         ---------------------------
hereto under this Agreement is solely that of seller and purchaser, and neither party is or shall be construed to be a partner, joint venturer, employee, agent, representative, franchisee or participant of or with the other party for any purpose whatsoever. Neither party shall have any right or authority whatsoever to assume or to create any obligation or responsibility, express or implied, on behalf of or in the name of the other party or to bind the other party in any capacity.

     7. No failure to exercise, and no delay in exercising, any right, power or remedy hereunder shall impair any right, power or remedy which any party may have, nor shall any such delay be construed as a waiver of any such rights, powers or remedies or an acquiescence in any breach or default under this
Agreement.   The rights and remedies herein specified are cumulative and not exhaustive of any rights or remedies which any party would have. No waiver of any of the provisions of this Agreement shall be deemed or shall constitute a waiver of any other provisions hereof (whether or not similar), nor shall such waiver constitute a continuing waiver unless otherwise expressly provided.

     8.  Notices.   Any notice or other communication required or permitted
         -------
hereunder shall be in writing in the English language and shall be deemed to have been given (i) if personally delivered, when so delivered, (ii) if mailed, one (1) week after being placed in the United States mail certified, return receipt requested, postage prepaid, addressed to the party to whom it is directed at the address set forth on the signature page hereof or (iii) if given by telecopier, when such notice or communication is transmitted to the telecopier number set forth on the signature page hereof and written confirmation of receipt is received. Each such address shall be deemed to be a "domicilio convencional" pursuant to Article 34 of the Civil Code for the Federal District and Article 38 of the Civil Code for the State of Tlaxcala. Each of the parties shall be entitled to specify a different address by giving the other parties notice as aforesaid.

     9.  Entire Agreement.  This Agreement and the schedules and exhibits hereto
         ----------------
(which are incorporated herein by reference) constitute the entire agreement between the parties hereto pertaining to the subject matter hereof and supersede all prior agreements, understandings, negotiations and discussions, whether oral or written, relating to the subject matter of this Agreement. No supplement, modification, waiver or termination of this Agreement shall be valid unless executed by the party to be bound thereby. No waiver of any of the provisions of this Agreement shall be deemed or shall constitute a waiver of any other provisions hereof (whether or not similar), nor shall such waiver constitute a continuing waiver, unless otherwise expressly provided.

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     10.  Headings.   Section and subsection headings are not to be considered
          --------
part of this Agreement and are included solely for convenience and reference and in no way define, limit or describe the scope of this Agreement or the intent of any provisions hereof.

     11.  Successors and Assigns.  All of the terms, provisions and obligations
          ----------------------
of this Agreement shall inure to the benefit of and shall be binding upon the parties hereto and their respective successors and assigns.

     12.  Governing Law.  The validity, construction and interpretation of this
          -------------
Agreement shall be governed in all respects by the laws of the State of California applicable to contracts made and to be performed wholly within that State.

     13.  Counterparts.  This Agreement may be executed simultaneously in two or
          ------------
more counterparts, each one of which shall be deemed an original, but all of which shall constitute one and the same instrument.

     14.  Parties.   Nothing in this Agreement, expressed or implied, is
          -------
intended to confer upon any person other than the parties hereto and their respective heirs, representatives, successors and assigns any rights or remedies under or by reason of this Agreement.

     15.  Attorneys' Fees.  In the event any party takes legal action to enforce
          ---------------
any of the terms of this Agreement, the unsuccessful party to such action shall pay the successful party's expenses (including, but not limited to, reasonable attorneys' fees and costs) incurred in such action.

     16.  Further Assurances.  Each party hereto shall, from time to time at and
          ------------------
after the date hereof, execute and deliver such instruments, documents and assurances and take such further actions as the other parties reasonably may request to carry out the purpose and intent of this Agreement.

     17.  Arbitration.  Any controversy arising out of or relating to this
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Agreement or the transactions contemplated hereby shall be referred to arbitration before the American Arbitration Association strictly in accordance with the terms of this Agreement and the substantive law of the State of California. The board of arbitrators shall convene at a place mutually acceptable to the parties in the State of California and, if the place of arbitration cannot be agreed upon, arbitration shall be conducted in Los Angeles. The parties hereto agree to accept the decision of the board of arbitrators, and judgment upon any award rendered hereunder may be entered in any court having jurisdiction thereof. Neither party shall institute a proceeding under this Section 17 until that party has furnished to the other party at least thirty (30) days prior written notice of its intent to do so in accordance with Section 8.

     18.  Construction.  This Agreement was reviewed by legal counsel for each
          ------------
party hereto and is the product of informed negotiations between the parties hereto. If any part of this Agreement is deemed to be unclear or ambiguous, it shall be construed as if it were drafted jointly by the parties. Each party hereto acknowledges that no party was in a superior bargaining position regarding the substantive terms of this Agreement.

     19.  Consent to Jurisdiction.  Subject to Section 17, each party hereto, to
          -----------------------
the fullest extent it may effectively do so under applicable law, irrevocably
(i) submits to the exclusive jurisdiction of any court of the State of California or the United States of America sitting in the City of Los Angeles over any suit, action or proceeding arising out of or relating to this Agreement, (ii) waives and agrees

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not to assert, by way of motion, as a defense or otherwise, any claim that it is not subject to the jurisdiction of any such court, any objection that it may now or hereafter have to the establishment of the venue of any such suit, action or proceeding brought in any such court and any claim that any such suit, action or proceeding brought in any such court has been brought in an inconvenient forum,
(iii) agrees that a final judgment in any such suit, action or proceeding brought in any such court shall be conclusive and binding upon such party and may be enforced in the courts of the United States of America, the State of California or the Republic of Mexico (or any other courts to the jurisdiction of which such party is or may be subject) by a suit upon such judgment and (iv) consents to process being served in any such suit, action or proceeding by mailing a copy thereof by United States mail, registered or certified, postage prepaid, return receipt requested, to CT Corporation at 818 West Seventh Street, Los Angeles, California 90017 (and each party hereby irrevocably appoints CT Corporation as its lawful agent to accept such service of process on behalf of such party). Each party agrees that such service (i) shall be deemed in every respect effective service of process upon such party in any such suit, action or proceeding and (ii) shall, to the fullest extent permitted by law, be taken and held to be valid personal service upon and personal delivery to such party.

     20.  Expenses.  Each party shall bear the expenses incurred by it in
          --------
connection with the negotiation, execution and delivery of this Agreement and the other agreements and instruments contemplated hereby and the consummation of the transactions contemplated hereby and thereby.

     21.  Severable Provisions.  The provisions of this Agreement are severable,
          --------------------
and if any one or more provisions may be determined to be illegal or otherwise unenforceable, in whole or in part, the remaining provisions, and any partially unenforceable provisions to the extent enforceable, shall nevertheless be binding and enforceable.

       IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed as of the date first set forth above.

                    Seller:        TARRANT MEXICO, S. de R.L. de C.V.,
                                   a limited liability company formed
                                   under the laws of the Republic of Mexico

                                   By /s/ Gerard Guez
                                      ______________________________________
                                      Gerard Guez
                                      Authorized Representative
                                      3151 East Washington Boulevard
                                      Los Angeles, California  90023
                                      Telecopier:  (323) 881-0383

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                    Buyer:         TEX TRANSAS, S.A. de C.V.,
                                   a corporation form under the laws of
                                   the Republic of Mexico

                                   By /s/ Kamel Nacif
                                      -----------------------------------
                                      Kamel Nacif
                                      Authorized Representative
                                      Edgar Allen Poe #231
                                      Col. Polanco, C.P. 11550
                                      Mexico D.F.
                                      Telecopier: (525) 255-1009

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                                   EXHIBIT D
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                                 Bill of Sale
                                 ------------
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                                 BILL OF SALE
                                 ------------


     FOR GOOD AND VALUABLE CONSIDERATION, the receipt and adequacy of which are hereby acknowledged, and pursuant to that certain Equipment Purchase Agreement dated as of October 5, 2000 (the "Equipment Purchase Agreement"), by and between Tarrant Mexico, S. de R.L. de C.V., a limited liability company formed under the laws of the Republic of Mexico, ("Seller"), and Tex Transas, S.S. de C.V., a corporation formed under the laws of the Republic of Mexico ("Buyer"), Seller does hereby grant, bargain, transfer, sell, assign, convey and deliver to Buyer all right, title and interest in and to the Equipment and the Inventory, as such terms are defined in the Equipment Purchase Agreement.

     Seller hereby covenants and agrees that, at any time and from time to time forthwith upon the written request of Buyer, Seller will do, execute, acknowledge and deliver or cause to be done, executed, acknowledged and delivered, each and all of such further acts, deeds, assignments, transfers, conveyances, powers of attorney and assurances as may reasonably be required by Buyer in order to assign, transfer, set over, convey, assure and confirm unto and vest in Buyer, its successors and assigns, title to the Equipment and the Inventory sold, conveyed, transferred and delivered by this Bill of Sale.

     IN WITNESS WHEREOF, Seller has executed this Bill of Sale as of October 5, 2000.

                                   TARRANT MEXICO, S. de R.L. de C.V.,
                                   a limited liability company formed under the laws of the Republic of Mexico

                                   By  /s/ Gerard Guez
                                     _______________________________
                                     Gerard Guez
                                     Authorized Representative